UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2017

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 California Street, Suite 4600, Denver, Colorado 80202
1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5
(Address of principal executive offices, including Zip Code)
(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

Attached as Exhibit 99 hereto is updated audited consolidated financial statements of MillerCoors LLC and its subsidiaries to add certain supplemental guarantor information in Note 19. This updates the Exhibit 99 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, of Molson Coors Brewing Company (the "Company"). In connection with the Company's Registration Statement on Form S-4 to be filed with Securities and Exchange Commission on November 1, 2017, the Company is filing this Current Report on Form 8-K to present supplemental guarantor financial information under Rule 3-10(g) of Regulation S-X. Exhibit 99 has been updated to include supplemental guarantor information to reflect MillerCoors LLC and Jacob Leinenkugel Brewing Co., LLC as parent and subsidiary guarantors of the Company's current and future debt securities, credit facilities and commercial paper program. Further details regarding the presentation are set forth in Note 19 to the recast audited consolidated financial statements of MillerCoors LLC and its subsidiaries and are included in Exhibit 99 attached hereto. Other than addition of Note 19, no other changes have been made to the consolidated financial statements of MillerCoors LLC in Exhibit 99 previously included in the Company's Annual Report on From 10-K for the fiscal year ended December 31, 2016.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP
99	Audited Consolidated Financial Statements of MillerCoors LLC and Subsidiaries

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY
Date:	November 1, 2017	By:	/s/ BRIAN C. TABOLT Brian C. Tabolt Controller (Chief Accounting Officer)

EXHIBIT INDEX

Exhibit Number     Description

23.1	Consent of PricewaterhouseCoopers LLP

99	Audited Consolidated Financial Statements of MillerCoors LLC and Subsidiaries

4